SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

December 9, 2014
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
 (State or Other Jurisdiction of Incorporation)

0-26366	23-2812193
(Commission File Number)	(IRS Employer Identification Number)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of Principal Executive Office)	(Zip Code)

610-668-4700
 (Issuer’s telephone number, including area code)
N/A
 (Former Name or Former Address, if Change Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On December 9, 2014, Robert A. Kuehl, Chief Administrative and Risk Officer of Royal Bancshares of Pennsylvania, Inc. (“Royal”) and its wholly owned banking subsidiary, Royal Bank America (the “Bank”), advised Royal and the Bank of his expected retirement on December 31, 2014.   Mr. Kuehl, who is currently 66 years of age, has agreed to provide certain consulting services to Royal and the Bank on a part-time basis for a four-month period following his retirement.  The boards of directors of Royal and the Bank thank Mr. Kuehl for his valuable service since joining the company in June of 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Bancshares of Pennsylvania, Inc.

Dated: December 12, 2014	/s/ Michael S. Thompson
Michael S. Thompson
Chief Financial Officer